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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                           Universal Forest Products
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3) Filing Party:

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     4) Date Filed:

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PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION
CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                        UNIVERSAL FOREST PRODUCTS, INC.
                             2801 East Beltline NE
                             Grand Rapids, MI 49525


                            NOTICE OF ANNUAL MEETING

    The Annual Meeting of Shareholders of Universal Forest Products, Inc. will be held at the Company's corporate headquarters, 2801 East Beltline NE, Grand Rapids, Michigan, on Wednesday, April 21, 2004, at 8:30 a.m. LOCAL time (registration begins at 8:00 a.m.) for the following purposes:

    (1) Election of one director for a one year term expiring in 2005, and election of two directors for three year terms expiring in 2007.

    (2) The transaction of such other business as may properly come before the meeting.

    Shareholders of record at the close of business on March 1, 2004, are entitled to notice of and to vote at the meeting. To vote by telephone, shareholders of record (shareholders who possess a certificate representing their shares) may call toll free on a touch-tone telephone 1-800-PROXIES (1-800-776-9437), enter the control number located on the proxy card and follow the recorded instructions. To vote on the Internet, go to the site http://www.voteproxy.com, enter the control number located on the proxy card and follow the instructions provided.

    If your shares are held through a bank or broker (referred to as "street name"), you may also be eligible to vote your shares electronically. Follow the instructions on your voting form, using either the toll free telephone number or the Internet address that is listed.

    A copy of the Annual Report to Shareholders for the year ended December 27, 2003, is being mailed to you concurrently with this Notice.

                                          BY ORDER OF THE BOARD OF DIRECTORS



                                          Matthew J. Missad, Secretary

March 18, 2004

Universal Forest Products, Inc.
2801 East Beltline NE
Grand Rapids, Michigan 49525

        YOUR VOTE IS IMPORTANT. EVEN IF YOU PLAN TO ATTEND THE MEETING,
           PLEASE SIGN, DATE, AND RETURN THE ENCLOSED PROXY PROMPTLY.

                        UNIVERSAL FOREST PRODUCTS, INC.
                             2801 East Beltline NE
                          Grand Rapids, Michigan 49525

                         ANNUAL MEETING OF SHAREHOLDERS
                                 April 21, 2004

                                PROXY STATEMENT
                            SOLICITATION OF PROXIES

    This Proxy Statement and the enclosed Proxy are being furnished to holders of Common Stock, no par value, of Universal Forest Products, Inc. (the "Company"). The Board of Directors is soliciting proxies for use at the Annual Meeting of Shareholders to be held on April 21, 2004, and at any adjournment of that meeting. The Annual Meeting will be held at the Company's corporate headquarters, 2801 East Beltline NE, Grand Rapids, Michigan, at 8:30 a.m. local time. Registration for the meeting begins at 8:00 a.m.

    If the enclosed Proxy is properly signed and returned to the Company, the shares represented by the Proxy will be voted at the Annual Meeting and at any adjournment of the meeting. If a shareholder specifies a choice, the Proxy will be voted as specified. If no choice is specified, the shares represented by the Proxy will be voted for the election of all nominees named in the Proxy Statement, and in accordance with the judgment of the persons named as proxies with respect to any other matter which may come before the meeting.

    Returning your completed Proxy will not prevent you from voting in person at the Annual Meeting if you wish to do so. In addition, you may revoke your Proxy at any time before it is voted, by written notice to the secretary of the Company prior to the Annual Meeting, or by submission of a later-dated Proxy, or by the withdrawal of your Proxy and voting in person at the Annual Meeting.

    The cost of the solicitation of proxies will be paid by the Company. In addition to the use of the mail, proxies may be solicited personally, by telephone, by facsimile, or by electronic mail by regular employees of the Company who will not receive additional compensation for soliciting proxies. The Company does not intend to pay any compensation for the solicitation of proxies, except that brokers, nominees, custodians, and other fiduciaries will be reimbursed by the Company for their expenses in connection with sending proxy materials to beneficial owners and obtaining their proxies.

                               VOTING SECURITIES

    Holders of record of Common Stock at the close of business on March 1, 2004, will be entitled to vote at the Annual Meeting. As of March 1, 2004, there were 17,876,927 shares of Common Stock outstanding. The presence in person or by Proxy of at least 51% of such shares constitutes a quorum. A shareholder is entitled to one vote for each share of Common Stock registered in the shareholder's name at the close of business on March 1, 2004. Under Michigan law, abstentions are treated as present and entitled to vote and therefore have the effect of a vote against the matter. A broker non-vote on a matter is considered not entitled to vote on that matter and, therefore, is not counted in determining whether a matter requiring approval of a majority of the shares present and entitled to vote has been approved. Votes cast at the meeting or submitted by Proxy will be counted by inspectors of the meeting who will be appointed by the Company. There is no right to cumulative voting on any matter.

                             ELECTION OF DIRECTORS

    The Board of Directors consists of eight members and is divided into three classes, as equal in number as possible, with the classes to hold office for staggered terms of three years each. The Board nominated incumbent director Philip M. Novell to a one year term expiring at the 2005 Annual Meeting, in accordance with the Company's retirement policy which states that an outside Director may not serve on the Board for more than twelve years. The Board also nominated incumbent directors William G. Currie and John M. Engler to three year terms expiring at the 2007 Annual Meeting.

    The persons named as proxy holders in the accompanying Proxy will vote for the above-named nominees, unless the shareholder directs them differently on the proxy card. If a nominee is not available for election as a director at the time of the Annual Meeting (a situation which is not now anticipated), the Board of Directors may designate a substitute nominee, and the accompanying Proxy will be voted for the substituted nominee.

    A vote of the shareholders holding a plurality of the shares present in person or represented by proxy is required to elect directors. Accordingly, the three individuals who receive the greatest number of votes cast at the meeting will be elected as directors.

    The Board of Directors recommends a vote FOR the election of each person nominated by the Board.

    The following table provides certain biographical information for each person who is nominated for election as a director at the Annual Meeting and for each person who is continuing as an incumbent director.

NAMES, (AGES), POSITIONS, AND BACKGROUNDS OF DIRECTORS AND NOMINEES        SERVICE AS A DIRECTOR
------------------------------------------------------------------------------------------------------
                                  NOMINEE FOR TERM EXPIRING IN 2005
PHILIP M. NOVELL (66) is a consultant with the Compass Group of      Director since 1993.
Birmingham, Michigan. Mr. Novell retired as General Sales Manager    Chairman of Nominating and
for the Ford Division of Ford Motor Company on December 31, 1998,      Corporate Governance Committee.
with whom he had been affiliated since 1961.                         Member of Audit Committee.
                                 NOMINEES FOR TERMS EXPIRING IN 2007
WILLIAM G. CURRIE (56) is the Vice Chairman of the Board and Chief   Director since 1978.
Executive Officer of the Company. He joined the Company in 1971, serving as a salesman, general manager, vice president, and
executive vice president. Since 1989, he has been the Chief
Executive Officer of the Company, and on January 1, 2000, also became Vice Chairman of the Board.
JOHN M. ENGLER (54) is the President of State and Local Government   Director since 2003.
Business and Vice President of Government Solutions for North        Member of Nominating and
America for EDS in Herndon, Virginia. Mr. Engler served as Governor    Corporate Governance Committee.
of the State of Michigan from 1991 through 2002. Mr. Engler also     Member of Personnel and
serves on the boards of Munder Capital Management and Northwest        Compensation Committee.
Airlines.

NAMES, (AGES), POSITIONS, AND BACKGROUNDS OF DIRECTORS AND NOMINEES        SERVICE AS A DIRECTOR
------------------------------------------------------------------------------------------------------
                            INCUMBENT DIRECTORS -- TERMS EXPIRING IN 2006
DAN M. DUTTON (56) is Chairman of the Board of Stimson Lumber        Director since 2003.
Company of Portland, Oregon with whom he has been affiliated since
1988. Mr. Dutton also serves on the board of the American Forest and Paper Association.
JOHN W. GARSIDE (64) is the President and Treasurer of Woodruff      Director since 1993.
Coal Company of Kalamazoo, Michigan. Mr. Garside serves as a         Chairman of Personnel and
commissioner for the Michigan Department of Transportation, and is     Compensation Committee. Member
also a director and member of the compensation committee of PRAB,    of Nominating and
Inc.                                                                   Corporate Governance Committee.
AMBASSADOR PETER F. SECCHIA (66) is Managing Partner of SIBSCO,      Director since 1967.
LLC, a private investment company. On December 31, 2002, he retired from the Company with whom he has been affiliated since 1962. He had been president, chief executive officer, and chairman of the board from March 1971 until 1989. From 1989 until 1993, he served as U.S. Ambassador to Italy. From January 1993 to the present time, he has served as Chairman of the Board of the Company.
                            INCUMBENT DIRECTORS -- TERMS EXPIRING IN 2005
GARY F. GOODE (59) retired from Arthur Andersen LLP in March 2001.   Director since 2003.
He joined Arthur Andersen in 1972, and was a partner for 19 years.   Chairman of Audit Committee.
Mr. Goode currently works as an independent consultant, and serves as a director of Gentex Corporation.
LOUIS A. SMITH (64) is President of the law firm of Smith and        Director since 1993.
Johnson, Attorneys, P.C., of Traverse City, Michigan. Mr. Smith      Member of Audit Committee.
also serves on the Advisory Board of the Huntington National Bank    Member of Personnel and
of Traverse City, and serves as a member of the Advisory Council to    Compensation Committee.
the University of Notre Dame Law School.

                     CORPORATE GOVERNANCE AND BOARD MATTERS

    The Board of Directors of Universal Forest Products is committed to sound and effective corporate governance practices. To assist in its governance, the Board has appointed three standing committees: the Audit Committee, the Nominating and Corporate Governance Committee, and the Personnel and Compensation Committee. The Audit Committee and the Nominating and Corporate Governance Committee have a written charter which is available for review on the Company's website at www.ufpi.com.

CODE OF BUSINESS CONDUCT AND ETHICS AND CODE OF ETHICS FOR SENIOR FINANCIAL OFFICERS

    The Company has adopted a Code of Business Conduct and Ethics that applies to the Company's employees, officers, and directors. The Company has also adopted a Code of Ethics for Senior Financial Officers (including the Company's principal executive officer, principal financial officer, and controller). Each Code is posted on the Company's website at www.ufpi.com. Any changes or waivers to either Code for the Company's principal executive officer, principal financial officer, controller, or persons performing similar functions, will be disclosed on the Company's website.

AFFIRMATIVE DETERMINATION REGARDING DIRECTOR INDEPENDENCE AND OTHER MATTERS

    The Board of Directors has determined each of the following directors to be an "independent director" as such term is defined in Marketplace Rule 4200(a)(15) of the National Association of Securities Dealers (the "NASD"): Dan
M. Dutton, John M. Engler, John W. Garside, Gary F. Goode, Philip M. Novell, and Louis A. Smith. Moreover, there are no family relationships between or among the directors and the Company's executive officers.

    The Board of Directors has determined that each member of the three committees of the Board meets the independence requirements applicable to those committees prescribed by the Nasdaq Listing Standards, the Securities and Exchange Commission, and the Internal Revenue Service.

    The Nominating and Corporate Governance Committee reviewed the applicable legal standards for Board members and Board committee independence and the criteria applied to determine "audit committee financial expert" status, as well as the answers to annual questionnaires completed by each of the directors. On the basis of this review, the Nominating and Corporate Governance Committee delivered a report to the full Board of Directors, and the Board made its independence and "audit committee financial expert" determinations based upon the Nominating and Corporate Governance Committee's report and each member's review of the information made available to the Nominating and Corporate Governance Committee.

COMMITTEES

    The Board of Directors has appointed an Audit Committee. Each member of the Audit Committee is "independent" as that term is defined by Rule 4200(a)(15) of the Nasdaq Listing Standards as well as the applicable rules of the Securities Exchange Commission for audit committee membership. The Board of Directors has determined that Mr. Goode qualifies as the "audit committee financial expert" as defined in Item 401(h) of Regulation S-K of the Securities Exchange Act of 1934 (the "Exchange Act"). The full responsibilities of the Audit Committee are set forth in the Audit Committee Charter, which was recently amended in connection with the Committee's annual review and assessment, and a copy of which is attached as Appendix A to this Proxy Statement. In general, the primary purpose of this Committee is to assist the Board in overseeing management's conduct of the Company's financial reporting processes and its system of internal controls regarding finance, accounting, legal compliance, and ethics. During 2003, the Audit Committee held three formal meetings, and four special meetings via telephone conference call.

    The Board of Directors has a Personnel and Compensation Committee, consisting entirely of independent directors, as currently defined by the Nasdaq Listing Standards, that is responsible for reviewing and recommending to the Board of Directors the timing and amount of compensation for key employees, including salaries, bonuses, and other benefits. The Personnel and Compensation Committee is also responsible for administering the Company's stock option and other equity-based incentive plans, recommending retainer and attendance fees for non-employee directors, and reviewing compensation plans and awards as they relate to key employees. During 2003, the Personnel and Compensation Committee held one formal meeting.

    The Board of Directors also has a Nominating and Corporate Governance Committee. Each member of the Nominating and Corporate Governance Committee is "independent" as that term is defined by Rule 4200(a)(15) of the Nasdaq Listing Standards. The Nominating and Corporate Governance Committee considers and proposes director nominees for election at the Annual Meeting, selects candidates to fill Board vacancies as they may occur, makes recommendations to the Board regarding Board committee memberships, generally monitors the Company's corporate governance system, and performs any other functions or duties deemed appropriate by the Board. The full responsibilities of the Nominating and Corporate Governance Committee are set forth in the Nominating and Corporate Governance Committee Charter. During 2003, the Nominating and Corporate Governance Committee held one meeting.

    The Company's Articles of Incorporation contain certain procedural requirements applicable to shareholder nominations of directors. A shareholder may nominate a person to serve as a director if they provide written notice to the Company not later than thirty days prior to the annual meeting. The notice must include (1) the name and address of the shareholder who intends to make the nomination and of the person or persons nominated, (2) a representation that the shareholder is a current record holder and will continue to hold those shares through the date of the meeting, and intends to appear in person or by proxy at the meeting, (3) a description of all arrangements between the shareholder and each nominee, (4) the information regarding each nominee as would be required to be included in a proxy statement filed under Regulation 14A of the Exchange Act had the nominee been nominated by the Board of Directors, and (5) the consent of each nominee to serve as director. The nominee's written consent to the nomination and sufficient background information on the candidate must be included to enable the Nominating and Corporate Governance Committee to make proper assessments as to his or her qualifications. Nominations must be addressed to the Chairman of the Nominating and Corporate Governance Committee at the Company's headquarters, and must be received no later than the 30th day prior to the Annual Meeting in order to be considered for the next annual election of directors. The Nominating and Corporate Governance Committee may also make its own search for potential candidates that may include candidates identified by a variety of means as deemed appropriate by the Committee.

    The Nominating and Corporate Governance Committee has not established specific minimum age, education, years of business experience, or specific types of skills for potential candidates, but, in general, expects qualified candidates will have ample experience and a proven record of business success and leadership. In general, the Committee requires that each member of the Board of Directors will have the highest personal and professional ethics, integrity, and values; and will consistently exercise sound and objective business judgment. In addition, it is anticipated that the Board as a whole will have individuals with significant appropriate senior management and leadership experience, a comfort with technology, a long-term, strategic and global perspective, and the ability to advance constructive debate. It will be important for the Board as a whole to operate in an atmosphere where the chemistry of the individuals is a key element.

    Upon receipt of a shareholder proposed candidate, the Chairman of the Nominating and Corporate Governance Committee assesses the Board's needs, primarily whether there is a current or pending vacancy or a possible need to fulfill by adding or replacing a director, and then develops a director profile by comparing the current state of Board characteristics with the desired state and the candidate's qualifications. The profile and the candidate's submitted information are provided to the Chairman of the Board and Chief Executive Officer for discussion. Following this discussion, the profile and the candidate's materials are forwarded to all Nominating and Corporate Governance Committee members, and consideration of the candidate is added as an agenda item for the next Committee meeting.

    Similarly, if at any time the Nominating and Corporate Governance Committee or the Board determines there may be a need to add or replace a director, the Nominating and Corporate Governance Committee or the Board develops a Director profile by comparing the current state of Board characteristics with the desired state. If no candidates are apparent from any source, the Committee will determine the appropriate method to conduct a search.

    The Committee has, to date, not paid any third party fees to assist in identifying and evaluating nominees. The Committee has not received any recommended nominations from any of the Company's shareholders in connection with the Annual Meeting. The nominees that are standing for election as directors at the 2004 Annual Meeting are incumbent directors nominated by the Committee.

COMMUNICATIONS WITH THE BOARD

    Generally, shareholders who have questions or concerns regarding the Company should contact the Investor Relations Department at 1-888-BUY-UFPI (1-888-289-8374). However, any shareholder who wishes to address questions regarding the business or affairs of the Company directly with the Board of Directors, or any individual director, should direct his or her questions in writing to the Secretary of the Board at 2801 East Beltline NE, Grand Rapids, MI 49525.

MEETING ATTENDANCE

    Each director is expected to make a reasonable effort to attend all meetings of the Board, applicable committee meetings, and the Annual Meeting of Shareholders. All Directors attended the 2003 Annual Meeting. During the Company's last fiscal year, there were four regular meetings of the Board of Directors, and the Board took action by unanimous written consent on nine occasions. Each of the incumbent directors attended 100% of the aggregate number of meetings of the Board of Directors and meetings of committees which they were eligible to attend. During fiscal 2003, the Board met in executive sessions, without the presence of management, on two occasions.

COMPENSATION OF DIRECTORS

    Directors who are also employees of the Company receive no annual retainer and are not compensated for attendance at Board or committee meetings. Other than the fees due under the consulting and noncompete agreement that Chairman Secchia has with the Company, he does not receive any additional compensation for serving on the Board. Directors who are not employees of the Company receive a $10,000.00 annual retainer fee, plus $500.00 for attendance at each regular and special meeting of the Board of Directors. Each outside Director is granted 100 shares of stock for each Board meeting attended, up to a maximum of 400 shares per year. Also, each outside Director receives a $500.00 meeting fee for each committee meeting they attend.

    Each Director who is not a current or former employee of the Company may participate in the Director Retainer Stock Plan. The Director Retainer Stock Plan, approved by shareholders in April 1994, provides that each Director may elect to receive Company stock, on a deferred basis, in lieu of cash compensation for the Director's retainer and meeting fees.

    Directors receive reimbursement of ordinary and necessary expenses to attend meetings. The Chairmen of the Personnel and Compensation, and Nominating and Corporate Governance Committees do not receive additional compensation for serving as a Chairman. The Chairman of the Audit Committee receives an additional $15,000.00 per year for serving as Chairman.

                           OWNERSHIP OF COMMON STOCK

    The following table sets forth information as to each shareholder known to the Company to have been the beneficial owner of more than five percent (5%) of the Company's outstanding shares of Common Stock as of March 1, 2004:

                    NAME AND ADDRESS OF                          AMOUNT AND NATURE OF        PERCENT
                      BENEFICIAL OWNER                          BENEFICIAL OWNERSHIP(1)    OF CLASS(2)
------------------------------------------------------------------------------------------------------
Wellington Management Company, LLP                                     1,139,050              6.4%
75 State Street
Boston, MA 02109
Barclays Global Investors                                              1,022,121              5.7%
45 Fremont Street
San Francisco, CA 94105
NFJ Investment Group L.P.                                                961,500              5.4%
2121 San Jancinto Street, Suite 1840
Dallas, TX 75201

-------------------------
(1) Except as otherwise indicated by footnote, each named person has sole voting and investment power with respect to the shares indicated.

(2) Shares outstanding for this calculation include 242,454 shares which are subject to options exercisable in 60 days; 25,815 shares which are subject to issuance under the Director Retainer Stock Plan; and 152,841 shares which are subject to issuance under a Deferred Compensation Plan.

                       SECURITIES OWNERSHIP OF MANAGEMENT

    The following table contains information with respect to ownership of the Company's Common Stock by all directors, nominees for election as director, executive officers named in the tables under the caption "Executive Compensation," and all executive officers and directors as a group. The information in this table was furnished by the Company's officers, directors, and nominees for election of directors, and represents the Company's understanding of circumstances in existence as of March 1, 2004.

                          NAME OF                               AMOUNT AND NATURE OF           PERCENT
                     BENEFICIAL OWNER                          BENEFICIAL OWNERSHIP(1)       OF CLASS(2)
--------------------------------------------------------------------------------------------------------
Peter F. Secchia                                                      892,759(3)                 4.9%
William G. Currie                                                     566,363(4)(5)              3.1%
Michael B. Glenn                                                      211,947(4)(5)              1.1%
Robert K. Hill                                                        122,303(4)(5)               *
Matthew J. Missad                                                      86,764(4)(5)               *
C. Scott Greene                                                        39,661(4)(5)               *
John W. Garside                                                        30,777(6)                  *
Louis A. Smith                                                         26,096(6)                  *
Philip M. Novell                                                       14,240(6)                  *
Dan M. Dutton                                                           1,426(6)                  *
Gary F. Goode                                                           1,126(6)                  *
John M. Engler                                                            400                     *
All directors and executive officers as a group (15
  persons)                                                          2,129,981(6)                11.6%

-------------------------
 *  Less than one percent (1%).

(1) Except as otherwise indicated by footnote, each named person has sole voting and investment power with respect to the shares indicated.

(2) Shares outstanding for this calculation include 242,454 shares which are subject to options exercisable in 60 days; 25,815 shares which are subject to issuance under the Director Retainer Stock Plan; and 152,841 shares which are subject to issuance under a Deferred Compensation Plan.

(3) Includes 50,000 shares owned by Mr. Secchia's wife; 434,374 shares held by limited liability companies of which Mr. Secchia is a member; 105,000 shares held by a family limited partnership of which Mr. Secchia is a partner; and 31,550 shares held by a family foundation.

(4) Includes shares which may be acquired by Mr. Currie, Mr. Glenn, Mr. Hill, Mr. Missad, and Mr. Greene pursuant to options exercisable in 60 days in the amount of 5,000 shares, 5,000 shares, 9,000 shares, 4,338 shares, and 3,133 shares, respectively.

(5) Includes shares subject to issuance under a Deferred Compensation Plan for Mr. Currie, Mr. Glenn, Mr. Hill, Mr. Missad, and Mr. Greene, in the amount of 1,092 shares, 214 shares, 25,670 shares, 5,096 shares, and 13,656 shares, respectively.

(6) Includes shares obtained through the Company's Director Retainer Stock Plan for Mr. Dutton, Mr. Garside, Mr. Goode, Mr. Novell, and Mr. Smith who hold 1,026 shares, 1,827 shares, 826 shares, 10,740 shares, and 11,396 shares, respectively, through such plan.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

    The following Summary Compensation Table shows certain information concerning the compensation for the Chief Executive Officer and the Company's four most highly compensated executive officers for fiscal 2003 (the "Named Executives"), and their compensation for 2002 and 2001:

                                                                                LONG-TERM
                                              ANNUAL COMPENSATION             COMPENSATION
                                    ---------------------------------------   -------------
                                                                  OTHER        SECURITIES
                                                                  ANNUAL       UNDERLYING        ALL OTHER
    PRINCIPAL POSITION       YEAR   SALARY(1)   BONUS(1)(2)    COMPENSATION   OPTIONS/SAR'S   COMPENSATION(3)
-------------------------------------------------------------------------------------------------------------
William G. Currie            2003   $479,250     $929,600           0            90,000           $6,273
Vice Chairman of the         2002    459,934      805,000           0            95,000            8,030
Board and Chief              2001    439,250      777,000           0             5,000            7,684
Executive Officer


Michael B. Glenn             2003    347,513      744,000           0            50,000            6,273
President and Chief          2002    330,271      645,000           0            55,000            8,030
Operating Officer            2001    313,750      625,000           0             5,000            7,684


Robert K. Hill               2003    276,209      609,000           0                 0            6,273
President                    2002    262,517      550,000           0             5,000            8,030
Universal Forest Products    2001    248,496      524,000           0             5,000            7,684
Western Division


C. Scott Greene              2003    229,625      420,003           0                 0            3,688
President                    2002    219,851      341,111           0             3,711            8,030
Universal Forest Products    2001    197,920      320,000           0             2,133            7,684
Eastern Division


Matthew J. Missad            2003    227,261      300,000           0                 0            5,273
Executive Vice President,    2002    215,682      263,000           0             4,352            8,030
General Counsel and          2001    204,163      250,000           0             4,338            7,480
  Secretary

-------------------------
(1) Includes amounts deferred by Named Executives under the Company's 401(k) Plan and the Deferred Compensation Plan.

(2) Includes annual bonus payments under performance-based bonus plans tied to the Company's operating profit and return on investment, which covers substantially all salaried employees. The bonus amounts include the amounts earned in each respective year, which are paid in the subsequent year.

(3) The amounts set forth in this column represent Company contributions to the Company's Profit Sharing and 401(k) Plan. Subject to certain requirements, including age and service requirements, all employees of the Company and its subsidiaries are eligible to participate in the Plan.

OPTION GRANTS IN LAST FISCAL YEAR

    The following table sets forth information regarding stock options granted to the Named Executives during the preceding fiscal year:

                                                      INDIVIDUAL GRANTS
                           -----------------------------------------------------------------------
                           NUMBER OF SECURITIES    PERCENT OF OPTIONS
                            UNDERLYING OPTIONS       GRANTED TO ALL      EXERCISE                      GRANT DATE
                                 GRANTED              EMPLOYEES IN        PRICE         EXPIRATION    PRESENT VALUE
       EXECUTIVE                  (#)(1)              FISCAL YEAR         ($/SH)           DATE            (3)
-------------------------------------------------------------------------------------------------------------------
William G. Currie                 30,000                 21.43%           $17.10(2)     03/01/2013      $124,781
                                  30,000                 21.43%           $17.10(2)     03/01/2013      $183,132
                                  30,000                 21.43%           $17.10(2)     03/01/2013      $226,331
Michael B. Glenn                  12,500                  8.93%           $17.10(2)     03/01/2013      $ 51,992
                                  12,500                  8.93%           $17.10(2)     03/01/2013      $ 76,305
                                  12,500                  8.93%           $17.10(2)     03/01/2013      $ 94,305
                                  12,500                  8.93%           $17.10(2)     03/01/2016      $108,404
Robert K. Hill                         0                  0.00%
C. Scott Greene                        0                  0.00%
Matthew J. Missad                      0                  0.00%

-------------------------
(1) The options granted under this plan may be exercised beginning in 2006.

(2) The exercise price equals or exceeds the fair market value of the Company stock as of the grant date of March 1, 2003.

(3) Based on the Black-Scholes option valuation model assuming volatility is 28.25%, risk-free rate of return is 4.6%, dividend yield is 0.40%, and time of exercise is 30 days prior to expiration of option. The Black-Scholes option valuation model is an alternative suggested by the Securities and Exchange Commission, and the Company neither endorses this particular model, nor necessarily agrees with this method for valuing options. The actual value of the options, if any, will depend on the market value of the Company's Common Stock subsequent to the date the options become exercisable.

AGGREGATED OPTION EXERCISES IN 2003 AND YEAR-END OPTION VALUES

    The following table provides information on the number and value of options exercised in the past year, as well as the number and value of unexercised options held by the Named Executives at December 31, 2003:

                                                                NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                             SHARES                                  UNDERLYING                     IN-THE-MONEY
                           ACQUIRED ON        VALUE            UNEXERCISED OPTIONS(#)              OPTIONS($)(2)
EXECUTIVE                  EXERCISE(#)    REALIZED($)(1)    EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
------------------------------------------------------------------------------------------------------------------------
William G. Currie               0               0                  0          190,000               0        2,235,775
Michael B. Glenn                0               0              6,000          142,000         119,400        2,077,975
Robert K. Hill                  0               0              4,000           38,000          79,600          836,375
C. Scott Greene                 0               0              5,000           33,844          98,812          317,719
Matthew J. Missad               0               0                  0           28,690               0          658,235

-------------------------
(1) The value realized upon the exercise of options is equal to the difference between the market value of the shares of Common Stock acquired at the time of exercise and the aggregate exercise price paid by the Named Executives.

(2) The value of unexercised options is based on the difference between the closing market price of the Company's stock on December 31, 2003 ($32.40) and the exercise prices of the options.

                             AUDIT COMMITTEE REPORT

    On February 24, 2004, the Audit Committee (the "Committee") submitted to the Board of Directors the following report:

    The Committee has reviewed and discussed with management the Company's audited financial statements as of and for the year ended December 27, 2003.

    The Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

    The Committee has received and reviewed the written disclosures from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and has discussed with the auditors the auditors' independence.

    Based on the reviews and discussions referred to above, the Committee recommends to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended December 27, 2003.

                                          Gary M. Goode, Audit Committee
                                          Chairman
                                          Philip M. Novell, Audit Committee
                                          Member
                                          Louis A. Smith, Audit Committee Member

                  PERSONNEL AND COMPENSATION COMMITTEE REPORT

    The Personnel and Compensation Committee (the "Committee") of the Board of Directors has furnished the following report on executive compensation:

    During 2003, the Company maintained its compensation program in accordance with the following Committee goals:

    A.  Reasonable and appropriate base salaries, based upon job duties.

    B. Incentive compensation tied to return on investment ("ROI") with appropriate adjustments for achievement of specified Company goals.

    C. Stock options for executives which align interests of the employee with interests of shareholders.

    The Committee has determined that the following categories will best motivate Company executives to achieve the Company goals:

    BASE SALARIES. Annual base salaries are based on past and present corporate and individual performance. The Committee considers base salary data of similar-sized corporations and industry competitors to ensure that salaries are competitive in the market place. Salary comparisons with peer group companies are reviewed and analyzed to account for differences in size and business complexity among peer companies.

    The Committee has complete discretion in determining base salary amounts (including the grant and amount of any annual discretionary incentive payments or stock option awards), regardless of whether corporate or individual performance goals are achieved. The Committee exercised its complete discretion in setting base salaries for 2003.

    Each year the Committee reviews, with the Chief Executive Officer, and approves, with such modifications as it may deem appropriate, an annual salary adjustment target for executives for the ensuing February 1 to January 31, based on current available survey data, cost of living factors, and performance judgments as to the past and expected future contributions of the individual officers.

    INCENTIVE COMPENSATION. The Company relies heavily on annual discretionary incentive compensation to attract and retain Company officers and other key employees of outstanding abilities, and to motivate them to perform to the full extent of their abilities. The Company's incentive compensation system in 2003 focused on ROI, and was also subject to additional adjustment, up or down, based upon achievement of certain performance criteria referred to as Key Performance Indicators ("KPI"). For Messrs. Greene and Hill, 2003 bonuses are based on the ROI and KPI of their respective operations. For Messrs. Currie, Glenn, and Missad, incentive compensation is based entirely on the ROI and KPI of the Company as a whole.

    CHIEF EXECUTIVE. The Committee annually reviews and establishes the discretionary component of the base salary of the Chief Executive Officer. His salary is based on comparable compensation data, the Committee's assessment of his past performance, and its expectation as to his future contributions in leading the Company and its businesses. The Chief Executive Officer's base salary fell within the middle-range of the salaries of comparable executives. When compared with the peer group of the Company (as discussed under "Stock Performance Graph"), the Chief Executive Officer's base salary fell in the upper quartile of the peer group. The Committee has complete discretion in setting base salary for Mr. Currie (who does not have an employment agreement with the Company).

    The Chief Executive Officer's incentive bonus amount for 2003 was based upon performance determined under the Company's Performance Bonus Plan. The Chief Executive Officer's bonus for 2003 reflects the Company's overall performance, including record net sales and net earnings achieved in 2003, as compared to 2002.

    INCENTIVE BONUS PROGRAM. For fiscal 2004, the Company will continue to use the ROI based Performance Bonus Plan with KPI adjustments as described above. By basing the individual's incentive compensation on the ROI generated by the profit center, the individual is rewarded for properly managing assets, increasing cash flow, and obtaining higher net margins. Participants who achieve all of the KPI goals will receive a higher percentage of the ROI bonus than those achieving fewer KPI goals. A discretionary bonus component is available for salaried personnel at operations which have not yet hit the ROI target but demonstrate improvement over the previous year.

    For the Chief Executive Officer and the other Named Executives, incentive compensation will be paid as provided in the Performance Bonus Plan, as approved by the Committee. For 2004, bonus compensation as determined under the Performance Bonus Plan may be adjusted depending on the Named Executive's achievement of certain KPI targets.

    Due to the changes in accounting for stock options, the Committee decided not to grant broad-based stock options to its salaried employees for 2004.

    The Company's policy is to pay all earned compensation regardless of whether it exceeds the One Million Dollar ($1,000,000.00) limitation on compensation deductions set forth in Section 162(m) of the Internal Revenue Code. To ensure the maximum tax deductibility for the Company, the Company received shareholder approval of its Performance Bonus Plan at its 1999 Annual Meeting of Shareholders.

    The Committee recognizes that as the strategic objectives of the Company are modified and refined, the compensation formulas must also be refined to maintain the direct correlation between individual compensation and Company performance.

                                          John W. Garside, Chairman
                                          John M. Engler
                                          Louis A. Smith

    The reports of the Audit Committee and the Personnel and Compensation Committee shall not be deemed incorporated by reference in any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

STOCK PERFORMANCE GRAPH

    The following graph depicts the cumulative total return on the Company's Common Stock compared to the cumulative total return on the indices for The Nasdaq Stock Market (all U.S. companies) and an industry peer group selected by the Company. The graph assumes an investment of $100.00 on December 24, 1998 and reinvestment of dividends in all cases.


                              [PERFORMANCE GRAPH]

                                          12/1998  12/1999  12/2000  12/2001  12/2002  12/2003
# Universal Forest Products, Inc.           100.0     65.9     67.0    105.3    107.6    158.9
* Nasdaq Stock Market (US Companies)        100.0    183.3    113.4     91.7     62.8     91.7
- Self-Determined Peer Group                100.0    147.3     99.2     90.8     57.5    113.1

-------------------------
NOTES:
    A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.
    B. The indexes are reweighted daily, using the market capitalization on the previous trading day.
    C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
    D. The index level for all series was set to $100.00 on 12/24/1998.

    The companies included in the Company's self-determined industry peer group are as follows:

Building Materials Holding Corp.                          Louisiana Pacific Corp.
Georgia Pacific Corp.                                     Patrick Industries Inc.

    The returns of each company included in the self-determined peer group are weighted according to each respective company's stock market capitalization at the beginning of each period presented in the graph above.

                       SECTION 16(A) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

    Section 16(a) of the Exchange Act requires directors, executive officers, and greater than 10% beneficial owners to file reports of ownership and changes in ownership of shares of Common Stock with the Securities and Exchange Commission, and applicable regulations require them to furnish the Company with copies of all Section 16(a) reports they file. Based solely upon review of the copies of such reports furnished to the Company, or written representations that no such reports were required, all Section 16(a) filing requirements applicable to the reporting persons were complied with, except for Messrs. Cole, Coleman, Greene, and James, who each filed one late report covering one transaction.

                           RELATED PARTY TRANSACTIONS

    In 2003, the Company continued its engagement with OptiSave, a telecommunications consulting firm, which is owned by inlaws of the Chief Financial Officer. The Company paid $131,000.00 in 2003 for the services of OptiSave, and expects to realize ongoing benefits well in excess of this amount.

    Peter F. Secchia, Chairman of the Board, has agreed to provide certain services to the Company, as set forth in a consulting and advisory services agreement with SIBSCO, LLC, a company of which Mr. Secchia is managing principal. These services include business and management consulting, public relations counsel, government affairs coordination, and special project services. The agreement has a remaining term of less than four years and provides for monthly payments of $16,667.00. The Company has also agreed to reimburse SIBSCO, LLC for certain business expenses, not to exceed $16,667.00 per month. At the discretion of the Board of Directors, Mr. Secchia is eligible for incentives if his advisory services significantly improve the Company's operating results. The incentive may not exceed $100,000.00 per year. In addition to the consulting agreement, the Company entered into a seven year non-compete agreement with Mr. Secchia which provides for monthly payments of $12,500.00. The Agreement has less than six years remaining.

                         INDEPENDENT PUBLIC ACCOUNTANTS

    Effective May 20, 2002, the Board of Directors elected to dismiss Arthur Andersen LLP ("Arthur Andersen") as the Company's independent auditors and engage the services of Ernst & Young LLP ("E&Y") as the Company's new independent auditors for the year ended December 28, 2002.

    Arthur Andersen's reports on the Company's consolidated financial statements for the fiscal year ended December 29, 2001 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal year ended December 29, 2001, and through May 20, 2002 (the Relevant Period), (1) there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused Arthur Andersen to make reference to the subject matter of the disagreement(s) in connection with its reports on the Company's consolidated financial statements for such year; and (2) there were no reportable events as described in Item 304(a)(1)(v) (Reportable Events) of the Commission's Regulation S-K.

    During the Relevant Period, neither the Company nor anyone acting on the Company's behalf consulted with E&Y regarding (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or (2) any matters or reportable events as set forth in Items 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

    E&Y served as independent public accountants for the Company for the fiscal years ended December 28, 2002 and December 27, 2003. Representatives of E&Y will be present at the Annual Meeting of Shareholders and available to respond to appropriate questions. The E&Y representatives will have the opportunity to make a statement if they so desire.

    AUDIT COMMITTEE PRE-APPROVAL POLICY. The Audit Committee has established a pre-approval policy and procedures for audit, audit-related, and tax services that can be performed by the auditors. The policy is attached to this Proxy Statement as Appendix B. The policy sets out the specific services pre-approved by the Audit Committee and the applicable limitations, while ensuring the independence of the auditors to audit the Company's financial statements is not impaired. The pre-approval policy does not include a delegation of the Audit Committee responsibilities under the Securities Exchange Act to management.

    SERVICE FEES PAID TO AUDITORS. The following set forth the fees paid to the independent public accounts of the Company for the last two fiscal years:

                                                                  2003           2002
---------------------------------------------------------------------------------------
Audit Fees                                                      $261,425       $198,400
Audit Related Fees(1)                                             39,500         17,750
Tax Fees(2)                                                      167,552         88,683
All Other Fees                                                         0              0
                                                                --------       --------
Total                                                           $468,477       $304,833
                                                                ========       ========

-------------------------
(1) Consists primarily of financial statement audits of employee benefit plants and review services for an affiliate.

(2) Consists primarily of U.S. Federal, State and local tax consulting and compliance advice along with tax advice and assistance regarding statutory, regulatory or administrative developments in the U.S., Canada or Mexico.

                           AVAILABILITY OF FORM 10-K

    Shares of the Company's stock are traded under the symbol UFPI on The Nasdaq Stock Market. The Company's Form 10-K filed with the Securities and Exchange Commission will be provided free of charge to any shareholder upon written request. Significant financial information is available on the Company's web site at http://www.ufpi.com. For more information, contact the Investor Relations Department, 2801 East Beltline NE, Grand Rapids, Michigan 49525.

                             SHAREHOLDER PROPOSALS

    Shareholders who intend to submit a proposal for inclusion in the Company's proxy materials for the Annual Meeting of Shareholders in 2005 may do so by following the procedures described in SEC Rule 14a-8. To be eligible for inclusion, shareholder proposals must be received by the Company's Secretary no later than November 18, 2004. Proposals of shareholders should be addressed to the attention of Secretary, 2801 East Beltline NE, Grand Rapids, Michigan 49525. In addition, under the Company's Bylaws, no business may be brought before an annual meeting unless it is specified in a notice of the meeting or is otherwise brought before the meeting by or at the direction of the Board or by a shareholder who has delivered written notice to the Company's Secretary (containing certain information specified in the Bylaws about the shareholder and the proposed action), not less than 30 days prior to the date of the originally scheduled meeting. This requirement is separate from and in addition to the Securities and Exchange Commission's requirements that a shareholder must meet in order to have a shareholder proposal included in the Company's proxy materials. If the Company receives notice of a shareholder proposal after February 1, 2005, the persons named as proxies for the 2005 Annual Meeting of Shareholders will have discretionary voting authority to vote on that proposal at the meeting.

                        HOUSEHOLDING OF PROXY MATERIALS

    Effective with the 2002 Annual Meeting of Shareholders, only one annual report and proxy statement are sent to multiple shareholders sharing a single address, unless the Company has received instructions to the contrary from one or more of such shareholders. If you prefer to receive individual copies of the proxy materials, send your request in writing to the attention of Investor Relations, 2801 East Beltline NE, Grand Rapids, MI 49525, or call 888-BUY-UFPI.

                           FUTURE PROXY SOLICITATION

    The Company has expanded its use of the Internet to solicit proxies from its shareholders. As stated on the Notice of Annual Meeting, the Company will also accept voting by telephone or via electronic mail. If, in the future, you are interested in accepting proxy solicitations via the Internet, visit the Company's web site at http://www.ufpi.com, and request to be put on the e-mail list by clicking on the "Information Request" icon and follow the instructions to have the proxy notification sent to you via e-mail.

March 18, 2004
                                          By Order of the Board of Directors,

                                          /s/ MATTHEW J. MISSAD

                                          Matthew J. Missad, Secretary

                                                                      APPENDIX A

                        UNIVERSAL FOREST PRODUCTS, INC.
                            AUDIT COMMITTEE CHARTER

                          EFFECTIVE FEBRUARY 24, 2004

I. ROLE. The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities for management's conduct of the Company's financial reporting processes and the Company's system of internal controls regarding finance, accounting, legal compliance, and ethics.

II. MEMBERSHIP AND MEETINGS. The Audit Committee shall be comprised of not less than three (3) members of the Board of Directors. Each member of the Committee must qualify as an independent director under the listing requirements of The Nasdaq Stock Market, and shall be free from any relationship to the Company that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. Accordingly, the members of the Audit Committee will be directors:

    A. None of whom has any relationship to the Company that would interfere with the exercise of his or her independent judgment as a member of the Committee; and

    B. All of whom, as determined by the Board of Directors in its business judgment, are financially literate and have a working familiarity with basic financial and accounting practices and, as soon as possible following the effective date of this Charter, at least one (1) member of the Committee shall be a "financial expert" in compliance with the criteria established by the Securities and Exchange Commission.

    The Audit Committee will establish its meeting schedule, including executive sessions with management, internal auditors, and the independent auditors. Each regularly scheduled meeting of the Committee shall conclude with an executive session of the Committee, absent members of management and on such terms and conditions as the Committee may elect.

III.RESPONSIBILITIES. The Company's management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing the Company's financial statements. Additionally, the Company's financial management, including the internal audit staff as well as the independent auditors, have more time, knowledge and more detailed information of the Company than does the Audit Committee. Consequently, the Audit Committee's role is one of oversight and does not provide any expert assurance or certification as to the Company's financial statements or the work of the independent auditors or that of the internal audit staff. However, the independent auditors and internal auditors are directly accountable to the Audit Committee.

    The following functions are the common recurring activities of the Audit Committee in carrying out its oversight function:

    A.  DOCUMENT AND REPORT REVIEW.

       (1) Review and update this Charter periodically or as conditions dictate (at least, annually).

       (2) Review the Company's annual financial statements and any reports or other financial information submitted to any governmental body or to the public, including any report issued by the independent accountants.

       (3) Review the summary report of the internal auditor and management's response to such report.

       (4) Undertake the required reviews and discussions and receive the requisite materials for purposes of recommending to the Board whether the financial statements should be included in the Annual Report on Form 10-K as required under Item 306 of S-K.

       (5) Review with financial management and the independent auditors the quarterly report on Form 10-Q prior to its filing.

       (6) Review earnings press releases with management prior to dissemination.

       (7) Discuss with management financial information and earnings guidance provided to analysts and rating agencies.

    B.  INDEPENDENT AUDITORS.

       (1) Appoint, approve the compensation of, and provide oversight of the Company's independent auditor, including the removal of the Company's independent auditors. The independent auditors shall report directly to the Committee, and the Committee shall oversee the resolution of any disagreements between management and the independent auditors.

       (2) On an annual basis, review and discuss with the independent auditors all significant relationships the auditors have with the Company to determine the auditors' objectivity and independence, undertaking or recommending appropriate action to ensure and continue that independence.

       (3) Administer the Company's Policy Regarding the Approval of Audit and Nonaudit Services Provided by the Independent Auditor.

       (4) Following the effective date of the rules implementing Section 404 of the Sarbanes Act, review the independent auditors' report and hold timely discussions with the independent auditors regarding the content of that report, including the following:

          (a) All critical accounting policies and practices;

          (b) All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor;

          (c) Other material written communications between the independent auditor and management including, but not limited to, management letter and schedule of unadjusted differences; and

          (d) An analysis of the auditor's judgment as to the quality of the Company's accounting principles, setting forth significant reporting issues and judgments made in connection with the preparation of the financial statements.

       (5) At least annually, obtain and review a report by the independent auditor describing:

          (a) The firm's internal quality control procedures;

          (b) Any material issues raised by the most recent internal quality-control review, peer review or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and

          (c) All relationships between the independent auditor and the Company.

    C. FINANCIAL REPORTING PROCESSES.

       (1) Review the integrity of the Company's financial reporting process, both internal and external, giving consideration to consultation with management, the independent auditors and the internal auditor.

       (2) Consider and approve, as appropriate, major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditors, management, or the internal auditor.

       (3)  Review and approve all related party transactions.

       (4) Establish and maintain procedures for the receipt, retention, and treatment of complaints regarding accounting or auditing matters, including procedures necessary to receive and respond to confidential and anonymous submissions by Company employees regarding questionable accounting or auditing matters.

       (5) Review with management and the independent auditors the content of their respective assessments to be filed under Section 404 of the Sarbanes Oxley Act.

    D. INTERNAL AUDIT. The Audit Committee will oversee internal audit activities, including discussing with management and the internal auditors the internal audit function's organization, objectivity, responsibilities, plans, results, budgets, and staffing.

    E.  ETHICAL AND LEGAL COMPLIANCE.

       (1) Review the Company's Code of Conduct, approved by the Board of Directors, to ensure that management has maintained a system to comply with expected ethical and legal requirements.

       (2) Review, with the Company's counsel, legal compliance matters including corporate securities trading policies.

       (3) Review, with the Company's counsel, any legal matter that could have a significant impact on the Company's financial statements.

       (4) Discuss the Company's major financial and accounting risk exposures and steps taken by management to control or mitigate those exposures.

       (5)  Review and approve all "related party transactions," as defined in
            Item 404 of SEC Regulation S-K, involving directors, executive officers and their respective affiliates and immediate family members.

    F.  OTHER.

       (1) Perform an annual self-assessment relative to the Audit Committee's purpose, duties, and responsibilities set forth in this Charter.

       (2) To the extent it deems appropriate, obtain advice and assistance from outside legal, accounting, or other advisors to perform its duties and responsibilities.

       (3) Perform any other activities consistent with this Charter, the Company's Bylaws and governing law, as the Audit Committee or the Board of Directors deems necessary or appropriate.

       (4) Prepare the report that the SEC requires to be included in the Company's annual Proxy Statement.

       (5) At least annually, review and reassess the adequacy of this Charter in light of changes in the law, governing rules, and applicable corporate governance best practices.

                                                                      APPENDIX B

                        UNIVERSAL FOREST PRODUCTS, INC.
                POLICY REGARDING THE APPROVAL OF AUDIT SERVICES
                  AND PERMISSIBLE NON-AUDIT SERVICES PROVIDED
                           BY THE INDEPENDENT AUDITOR

I. PURPOSE. Section 10A of the Securities Exchange Act of 1934 and the Charter of the Company's Audit Committee require that all audit services as well as all non-audit services provided by the Company's auditors (the "Audit Firm"), be pre-approved by the Company's Audit Committee. This policy sets forth the guidelines and procedures to be followed by the Company prior to the engagement of (a) any firm to provide audit services, and (b) the Company's Audit Firm to perform audit and non-audit services.

II. PRE-APPROVAL REQUIREMENT:

    A. GENERAL. Except as provided in Section II(B) below, each audit engagement and each service provided by the Audit Firm, both audit and non-audit (collectively a "Permitted Service"), must be pre-approved by the Audit Committee or a Designated Member. The SEC rules allow the pre-approval to be effected through the use of pre-approval policies and procedures as long as (1) those policies and procedures are (a) detailed as to the particular services to be provided, and (b) do not result in the delegation of the Audit Committee's authority to management; and (2) the Audit Committee is informed about each service. Each year, the Committee will attach as appendices to this Policy the audit, audit-related, tax, and all other services that have the general pre-approval of the Audit Committee for that year. Any such pre-approval
        (1) may be given not more than one year before the commencement of specified services, (2) may not exceed the budgeted amount pre-approved (unless subsequently approved), and (3) may not be given unless the description of the services to be pre-approved is accompanied by sufficient back-up documentation regarding the specific services to be provided.

    B. DELEGATION. Subject to the conditions in Section II(A) above, the Audit Committee may delegate to one or more member(s) of the Audit Committee (a "Designated Member"), the authority to grant pre-approvals of Permitted Services to be provided by the Audit Firm or audit services provided by any audit firm. The decisions of a Designated Member to pre-approve a Permitted Service shall be reported to the Audit Committee at each of its regularly scheduled meetings.

    C. DE MINIMIS EXCEPTION. The pre-approval requirement set forth in Section II(A) above will not apply to the provision of non-audit services provided by the Company's Audit Firm if:

       (1) The aggregate amount of all such non-audit services provided to the Company represents not more than 5% of the total amount of revenues paid by the Company to the Company's Audit Firm during the fiscal year in which those services are provided;

       (2) Those services were not recognized by the Company at the time of the engagement to be non-audit services; and

       (3) The services are promptly brought to the attention of the Audit Committee and are approved by that Committee prior to the completion of the audit for that year.

III.DISCLOSURES. The approval of all non-audit services to be performed by the Audit Firm shall be disclosed in the Company's next periodic report following such approval. In addition, the Company shall disclose in each Proxy Statement filed in connection with Annual Meetings of Shareholders the aggregate fees billed for (1) audit services, (2) audit-related services,
    (3) tax services, and (4) all other services provided by the Audit Firm.

IV.PROHIBITED SERVICES. The Company may not engage the Audit Firm to provide the non-audit services described below to the Company (the "Prohibited Services").

    A. Bookkeeping or other services related to the Company's accounting records or financial statements.

    B.  Financial information systems design and implementation.

    C.  Appraisal or valuation services or fairness opinions.

    D.  Actuarial services.

    E.  Internal audit outsourcing.

    F.  Management functions or human resources.

    G.  Broker-dealer investment adviser, or investment banking services.

    H. Legal services or expert services unrelated to the audit.

    The list of Prohibited Services shall be automatically expanded to include those services that are proscribed by rule by the Securities and Exchange Commission.

V. AUDIT COMMITTEE REVIEW OF SERVICES. At each regularly schedule Audit Committee meeting, the Audit Committee shall review the following:

    - A report summarizing the Permitted Services, or grouping of related services, including fees, provided by the Audit Firm since the last meeting.

    - A report summarizing the audit services and fees provided to the Company by any firm.

    - A listing of newly pre-approved Permitted Services (and estimated fees) since its last regularly scheduled meeting.

    - An updated projection for the current fiscal year, presented in a manner consistent with the proxy disclosure requirements, of the estimated annual fees to be paid to the Audit Firm.

VI.EFFECTIVE DATE. This policy is effective January 21, 2004.

                       ANNUAL MEETING OF SHAREHOLDERS OF

                        UNIVERSAL FOREST PRODUCTS, INC.

                                 APRIL 21, 2004

                           Please date, sign and mail
                             your proxy card in the
                            envelope provided as soon
                                  as possible.



            \/  Please detach and mail in the envelope provided. \/





                             THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS.
    PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1. Directors to be Elected by Holders of Common Stock            This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder.  If no
                          NOMINEES:                              direction is made, this Proxy will be voted FOR all nominees
[ ] FOR ALL NOMINEES      O William G. Currie                    listed in Proposal 1.
                          O John M. Engler
[ ] WITHHOLD AUTHORITY    O Philip M. Novell                     PLEASE SIGN, DATE AND RETURN PROMPTLY.
    FOR ALL NOMINEES

[ ] FOR ALL EXCEPT
    (See instructions below)



INSTRUCTION: To withhold authority to vote for any individual
-----------  nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold,
             as shown here:
---------------------------------------------------------------








---------------------------------------------------------------
To change the address on your account, please check the box at right and indicate your new address in the address space above.
Please note that changes to the registered name(s) on the account
may not be submitted via this method.                               [ ]



Signature of Shareholder _____________________ Date: _______       Signature of Shareholder _________________________ Date: _______

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign.
      When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                        UNIVERSAL FOREST PRODUCTS, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned hereby appoints Peter F. Secchia and Matthew J. Missad as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of Universal Forest Products, Inc. held of record by the undersigned on March 1, 2004 at the Annual Meeting of Shareholders to be held April 21, 2004, and at any adjournment thereof.


                       (TO BE SIGNED ON THE REVERSE SIDE)

                       ANNUAL MEETING OF SHAREHOLDERS OF

                        UNIVERSAL FOREST PRODUCTS, INC.

                                 APRIL 21, 2004

                           PROXY VOTING INSTRUCTIONS


MAIL - Date, sign and mail your proxy card in the
envelope provided as soon as possible.                               COMPANY NUMBER

                 - OR -

TELEPHONE - Call toll-free 1-800-PROXIES from
any touch-tone telephone and follow the instructions.                ACCOUNT NUMBER
Have your proxy card available when you call.

                 - OR -

INTERNET - Access "WWW.VOTEPROXY.COM" and follow the on-screen instructions. Have your proxy card available when you access the web page.



 \/  Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. \/




                             THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS.
    PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1. Directors to be Elected by Holders of Common Stock            This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder.  If no direction is
                          NOMINEES:                              made, this Proxy will be voted FOR all nominees listed in
[ ] FOR ALL NOMINEES      O William G. Currie                    Proposal 1.
                          O John M. Engler
[ ] WITHHOLD AUTHORITY    O Philip M. Novell                     PLEASE SIGN, DATE AND RETURN PROMPTLY.
    FOR ALL NOMINEES

[ ] FOR ALL EXCEPT
    (See instructions below)

INSTRUCTION: To withhold authority to vote for any individual
-----------  nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold,
             as shown here:
---------------------------------------------------------------









---------------------------------------------------------------
To change the address on your account, please check the box
at right and indicate your new address in the address space
above. Please note that changes to the registered name(s) on
the account may not be submitted via this method.                 [ ]



Signature of Shareholder _____________________ Date: _______       Signature of Shareholder _________________________ Date: _______

NOTE: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.
